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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 14, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

On December 14, 2005, the Compensation Committee of the Board of Directors of American International Group, Inc. (AIG) approved and adopted the AIG 2005 Senior Partners Plan (2005 Plan). Under the 2005 Plan, select key employees have been awarded units representing the right to receive $2,200 promptly after January 1, 2011, so long as the participant's employment with AIG is not terminated for any reason prior to payment. Special accelerated vesting and payment rules apply if a participant dies, becomes permanently disabled or retires after age 65. The 2005 Plan also provides for the payment of a quarterly cash payment based upon a formula relating to the cash dividends AIG pays on its common stock. The units granted to certain senior executive officers are set forth in the table below. The 2005 Plan is attached hereto as
Exhibit 10.1.

In addition, the Compensation Committee has determined the annual year-end bonuses for 2005 for certain senior executive officers, which are set forth in the table below. These year-end bonuses are in addition to interim bonuses paid by AIG.

Name and Principal Position                   Units Awarded         Bonus Amount

Martin J. Sullivan..........................       1250              $1,000,000
President and
  Chief Executive Officer
Steven J. Bensinger.........................        625                $500,000
Executive Vice President and
  Chief Financial Officer
Donald P. Kanak.............................       1000                $275,000
Executive Vice Chairman
  and Chief Operating Officer
Jay S. Wintrob..............................        750                $900,000
Executive Vice
  President-Retirement Services
Richard W. Scott............................        125               (see note)
Senior Vice
  President-Investments
Thomas R. Tizzio............................       1250                $250,000
Senior Vice Chairman-
  General Insurance
Edmund S.W. Tse.............................       1750                $450,000
Senior Vice Chairman-
  Life Insurance
Rodney O. Martin, Jr........................        250                $900,000
Executive Vice President-
  Life Insurance
Kristian P. Moor............................       1000                $450,000
Executive Vice President-
  Domestic General Insurance
Win J. Neuger...............................        875                $400,000
Executive Vice President
  and Chief Investment Officer

Note: Mr. Scott participates in the AIG Global Investment Group compensation plan and his 2005 bonus will not be determined until 2006.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 10.1 AIG 2005 Senior Partners Plan.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: December 20, 2005                By /s/ KATHLEEN E. SHANNON
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary